                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 20, 2000


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                        1-13232                84-1259577
----------------------------          -------------        ---------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
    of incorporation or                File Number)         Identification No.)
      organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code        (303) 757-8101


                                 NOT APPLICABLE
              -----------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

         The undersigned registrant hereby further amends the following items of its Current Report on Form 8-K, dated September 20, 2000, as set forth below:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

         The required pro forma financial information is included as Exhibit
99.7 to this Report and incorporated herein by this reference.

         (c)      Exhibits

         The following exhibits are filed with this report:

         Number       Description
         ------       -----------
           2.1        Agreement and Plan of Merger, dated as of November 29,
                      2000, by and among Apartment Investment and Management
                      Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and
                      Oxford Tax Exempt Fund II Limited Partnership.
                      (Incorporated by reference to Annex A to the Preliminary
                      Prospectus/Information Statement included in the Form S-4
                      Registration Statement (file No. 333-51154) of Apartment
                      Investment and Management Company filed on December 1,
                      2000).

           23.1 Consent of Reznick Fedder & Silverman. (Previously filed as Exhibit 23.1 to Amendment No. 1 to this Report).

           23.2 Consent of PricewaterhouseCoopers LLP. (Previously filed as Exhibit 23.2 to Amendment No. 1 to this Report).

           99.1       Combined financial statements of Oxford Holding
                      Corporation and Subsidiaries, Oxford Realty Financial
                      Group, Inc. and Subsidiaries, ZIMCO Entities and Oxford
                      Equities Corporation III for the year ended December 31,
                      1999 and the eight months ended August 31, 2000 and 1999
                      (unaudited), together with the Report of Independent
                      Auditors. (Previously filed as Exhibit 99.1 to Amendment
                      No. 1 to this Report).

           99.2       Combined financial statements of ORFG Operations, L.L.C.
                      and Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999
                      (unaudited), together with the Report of Independent
                      Auditors. (Previously filed as Exhibit 99.2 to Amendment
                      No. 1 to this Report).

           99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended
                      August 31, 2000 and 1999 (unaudited), together with the
                      Report of Independent Auditors. (Previously filed as
                      Exhibit 99.3 to Amendment No. 1 to this Report).

           99.4       Combined financial statements of Oxford Realty Financial
                      Group Properties (Oxford Properties) for the year ended
                      December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Previously filed as Exhibit 99.4 to
                      Amendment No. 1 to this Report).


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
           99.5       Financial Statements of Oxford Tax Exempt Fund II Limited
                      Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

           99.6       Financial Statements of Oxford Tax Exempt Fund II Limited
                      Partnership for the nine months ended September 30, 2000
                      (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax
                      Exempt Fund II Limited Partnership for the quarter ended
                      September 30, 2000).

           99.7 Pro Forma Financial Information of Apartment Investment and Management Company.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 18, 2001
                                            APARTMENT INVESTMENT
                                            AND MANAGEMENT COMPANY

                                            By: /s/ Paul J. McAuliffe
                                                --------------------------------
                                                Paul J. McAuliffe
                                                Executive Vice President and
                                                Chief Financial Officer



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



                                INDEX TO EXHIBITS


         EXHIBIT
         NUMBER                             DESCRIPTION
         -------                            -----------
           2.1        Agreement and Plan of Merger, dated as of November 29,
                      2000, by and among Apartment Investment and Management
                      Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and
                      Oxford Tax Exempt Fund II Limited Partnership.
                      (Incorporated by reference to Annex A to the Preliminary
                      Prospectus/Information Statement included in the Form S-4
                      Registration Statement (file No. 333-51154) of Apartment
                      Investment and Management Company filed on December 1,
                      2000).

           23.1 Consent of Reznick Fedder & Silverman. (Previously filed as Exhibit 23.1 to Amendment No. 1 to this Report).

           23.2 Consent of PricewaterhouseCoopers LLP. (Previously filed as Exhibit 23.2 to Amendment No. 1 to this Report).

           99.1       Combined financial statements of Oxford Holding
                      Corporation and Subsidiaries, Oxford Realty Financial
                      Group, Inc. and Subsidiaries, ZIMCO Entities and Oxford
                      Equities Corporation III for the year ended December 31,
                      1999 and the eight months ended August 31, 2000 and 1999
                      (unaudited), together with the Report of Independent
                      Auditors. (Previously filed as Exhibit 99.1 to Amendment
                      No. 1 to this Report).

           99.2       Combined financial statements of ORFG Operations, L.L.C.
                      and Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999
                      (unaudited), together with the Report of Independent
                      Auditors. (Previously filed as Exhibit 99.2 to Amendment
                      No. 1 to this Report).

           99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended
                      August 31, 2000 and 1999 (unaudited), together with the
                      Report of Independent Auditors. (Previously filed as
                      Exhibit 99.3 to Amendment No. 1 to this Report).

           99.4       Combined financial statements of Oxford Realty Financial
                      Group Properties (Oxford Properties) for the year ended
                      December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Previously filed as Exhibit 99.4 to
                      Amendment No. 1 to this Report).

           99.5       Financial Statements of Oxford Tax Exempt Fund II Limited
                      Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

           99.6       Financial Statements of Oxford Tax Exempt Fund II Limited
                      Partnership for the nine months ended September 30, 2000
                      (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax
                      Exempt Fund II Limited Partnership for the quarter ended
                      September 30, 2000).

           99.7 Pro Forma Financial Information of Apartment Investment and Management Company.

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